Filed pursuant to 497(e)

File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG GW&K Mid Cap Fund

(formerly AMG Managers Cadence Mid Cap Fund)

Supplement dated March 5, 2021 to the Statutory Prospectus and Statement of Additional Information,

each dated October 1, 2020, as supplemented October 8, 2020 and February 1, 2021

The following information supplements and supersedes any information to the contrary relating to AMG GW&K Mid Cap Fund (formerly AMG Managers Cadence Mid Cap Fund) (the “Fund”), a series of AMG Funds III (the “Trust”), contained in the Fund’s Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated and supplemented as noted above.

At a meeting held on October 8, 2020, the Trust’s Board of Trustees approved the appointment of GW&K Investment Management, LLC (“GW&K”) as the subadviser to the Fund to replace Cadence Capital Management LLC and the reorganization of the Fund with and into AMG GW&K Small/Mid Cap Fund, a series of AMG Funds (the “Acquiring Fund”) (the “Reorganization”), subject in each case to the approval of shareholders of the Fund. At a meeting held on March 5, 2021, shareholders of the Fund approved a new subadvisory agreement between AMG Funds LLC and GW&K (the “New Subadvisory Agreement”) and the Reorganization. The New Subadvisory Agreement took effect on March 5, 2021. Pursuant to the Reorganization, the assets and liabilities of the Fund will be exchanged for shares of the Acquiring Fund, and shareholders of the Fund will become shareholders of the Acquiring Fund. The Reorganization is expected to close on or about March 8, 2021. In anticipation of the Reorganization, generally the last day for purchases and exchanges into the Fund will be at the close of business on March 5, 2021.

Effective immediately, the Prospectus is amended as follows:

The section titled “Summary of the Funds – AMG GW&K Mid Cap Fund – Portfolio Management – Subadviser” on page 9 is deleted and replaced with the following:

Subadviser

GW&K Investment Management, LLC

The first paragraph of the section titled “Additional Information About the Funds – Fund Management – AMG GW&K Mid Cap Fund” beginning on page 17 is deleted and replaced with the following:

GW&K has day-to-day responsibility for managing the Fund’s portfolio.

In addition, effective immediately, the SAI is amended as follows:

The first and fourth paragraphs of the section titled “Management of the Funds – Management and Subadvisory Agreements” beginning on page 36 are deleted and replaced with the following:

The Investment Manager serves as investment manager to the Funds under the Management Agreement dated April 1, 1999. The Management Agreement permits the Investment Manager to engage, from time to time, one or more subadvisers to assist in the performance of its services. Pursuant to the Management Agreement, the Investment Manager has entered into Subadvisory Agreements with the Subadviser (each, “Subadvisory Agreement” and collectively, the “Subadvisory Agreements”).

The Subadvisory Agreement provides for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event, by the vote of a majority of the Trustees of the Trust who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval to the extent required by applicable law.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE